iShares®
iShares Trust and iShares, Inc.
Supplement dated May 26, 2026
to the currently effective Summary Prospectus, Prospectus, and
Statement of Additional Information (the “SAI”)
for the iShares MSCI USA Value Factor ETF (VLUE) and
the iShares ESG Aware MSCI EM ETF (ESGE) (each a “Fund”)
Each Fund is updating its investment policy to indicate that it intends to be “diversified,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), in approximately the same proportion as its Underlying Index is diversified. Shareholder approval will not be sought if a Fund crosses from diversified to non‑diversified status due solely to a change in the relative market capitalization or index weighting of the constituents of its Underlying Index.
Accordingly, the following changes are effective immediately:

1.	The following is added after the Industry Concentration Policy at the end of the sections entitled “Principal Investment Strategies” of the Summary Prospectus and Prospectus of each Fund:
Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non‑diversified,” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non‑diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index. The Fund discloses its portfolio holdings and weightings at www.iShares.com.

2.	The following is added to the sections entitled “Summary of Principal Risks” in the Summary Prospectus and Prospectus of each Fund:
Non‑Diversification Risk. To the extent the Fund is non‑diversified, the Fund may invest a large percentage of its assets in securities or other instruments representing a small number of issuers or counterparties and thus may be more susceptible to the risks associated with these particular issuers or counterparties. As a result, the Fund’s performance may depend to a greater extent on the performance of a small number of issuers or counterparties, which may lead to more volatility in the Fund’s NAV.

3.	In the tables under the section entitled “Additional Information About the Funds’ Risks” in the Prospectus of each Fund, Non‑Diversification Risk is added as a row for the iShares MSCI USA Value Factor ETF and checked as a Principal Risk for each Fund.

4.	The following is added after Momentum Securities Risk in the section entitled “Additional Information About the Funds’ Risks” in the Prospectus of the iShares MSCI USA Value Factor ETF:
Non‑Diversification Risk. A Fund that is classified as “non‑diversified” may invest a greater percentage of its assets in securities or other instruments representing a small number of issuers or counterparties, compared with funds that are classified as “diversified.” A non‑diversified Fund thus may be more susceptible to the risks associated with these particular issuers or counterparties. The gains and losses on such holdings may have a greater impact on a non‑diversified Fund’s performance than they would on the performance of a diversified Fund, and a non‑diversified Fund’s NAV may be more volatile.

5.	For the iShares ESG Aware MSCI EM ETF, in the section entitled “Diversification Status” of the SAI of the Fund:

a.	an asterisk (*) is added after the Fund’s name in the diversification status table and the name of the Fund is added in alphabetical order to the funds listed in the corresponding footnote.

b.	the last sentence of the first paragraph following the diversification status table of the section entitled “Diversification Status” of the SAI of the Fund is deleted in its entirety and replaced with the following:

•
However, while the iShares Core MSCI Emerging Markets ETF, iShares ESG Aware MSCI EM ETF, iShares MSCI BIC ETF and iShares MSCI Emerging Markets ETF are classified as “diversified,” under applicable no‑action relief from the SEC staff, the funds may become non‑diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index, and such a change does not require shareholder approval.

6.	For the iShares MSCI USA Value Factor ETF in the section entitled “Diversification Status” of the SAI of the Fund:

a.	an asterisk (*) is added after the Fund’s name in the diversification status table and the name of the Fund is added in alphabetical order to the funds listed in the corresponding footnote.

b.	the last sentence of the first paragraph following the diversification status table of the section entitled “Diversification Status” of the SAI of the Fund is deleted in its entirety and replaced with the following:

•
However, while the iShares MSCI USA Quality Factor ETF and iShares MSCI USA Value Factor ETF are classified as “diversified,” under applicable no‑action relief from the SEC staff, the funds may become non‑diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its Underlying Index, and such a change does not require shareholder approval.

If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑NAL‑0526

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